Exhibit 99.1

VALASSIS COMMUNICATIONS, INC. 2005
EXECUTIVE RESTRICTED STOCK PLAN

  OBJECTIVES.

  The purpose of this 2005 Executive Restricted Stock Plan (the "Plan") is to further the long-term stability and financial success of Valassis Communications, Inc. ("Valassis") by offering incentives, in addition to current compensation, to those executive officers and senior managers of Valassis and its Subsidiaries who have significant responsibility for such success and to provide a means through which Valassis can attract and retain executives and senior managers of outstanding abilities.

  DEFINITIONS.

      "Award" means an award of Restricted Stock granted under the provisions of the Plan.
      "Board of Directors" means the Board of Directors of Valassis.
      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code Section shall include any successor Section.
      "Committee" means the Compensation/Stock Option Committee of the Board of Directors.
      "Date of Grant" means the actual date on which the Award is granted by the Committee.
      "Discharge for Cause" means the termination of an employee for Cause as defined in such employee's employment agreement.
      "Fair Market Value" means the average of the mean of the high and low sales prices of the Stock on the New York Stock Exchange composite tape or other recognized market source, as determined by the Committee.
      "Plan Year or Years" means a calendar year or years commencing on or after January 1, 1996.
      "Regulations" shall mean the rules and regulations adopted or proposed for adoption by the Internal Revenue Service under Section 162(m) of the Code.
      "Restricted Stock" means the Stock awarded upon the terms and subject to the restrictions set forth in Section 8.
      "Stock" means the common stock of Valassis.
      "Subsidiary" means any corporation now existing or hereafter organized or acquired, the majority of the outstanding voting stock of which is owned, directly or indirectly, by Valassis.
  EFFECTIVE DATE OF THE PLAN.

  The effective date of the Plan is March 10, 2005. The Plan will become effective as of that date upon its adoption by the Board of Directors; provided, however, that the Plan, and any and all grants previously made thereunder, will be null and void, unless the Plan is approved by the affirmative vote of the holders of a majority of the shares of Stock present, or represented, and entitled to vote at a meeting of shareholders of Valassis held within twelve months of the Board's approval.

  ADMINISTRATION OF THE PLAN.
      The Plan shall be administered by the Committee, which consists of "outside directors" (within the meaning of Section 162(m) of the Code and Regulations thereunder), none of whom is eligible to participate in the Plan.
      Subject to the express provisions of the Plan and the requirements of Section 162(m) of the Code and the Regulations, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The certifications and determinations of the Committee on all matters assigned to it by the Plan shall be conclusive.
      The Committee will have authority to determine:
        the employees who are to participate in the Plan, based upon the recommendation of the Company's Chief Executive Officer (the "CEO") with respect to employees other than the CEO;
        the performance targets upon which the Restricted Stock Awards will be based, which performance targets will be earnings per share, and which performance targets should be established in accordance with Section 162(m) of the Code and the Regulations thereunder;
        whether the performance targets referred to in subsection (ii) above have been met; and
        the award and restricted period to be granted to each employee selected, upon the attainment of the performance targets referred to in subsection (ii) above, based upon the recommendation of the Company's CEO with respect to employees other than the CEO.
      The Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.
  PLAN LIMITATIONS: STOCK SUBJECT TO THE PLAN.

  The maximum number of the shares of Restricted Stock which may be issued under the Plan is 150,000 shares; provided that not more than 60 percent of such shares may be awarded to any one employee. Any shares of Restricted Stock awarded, but later forfeited, are again subject to award under the Plan. The Stock issued under the Plan may be issued shares which have been reacquired by Valassis or authorized but unissued shares.

  PARTICIPATION.

  The Committee will, from time to time in its absolute discretion, based upon the recommendation of the CEO with respect to employees other than the CEO, grant Restricted Stock to those employees with significant responsibility for the long-term growth of Valassis. These employees ("Participants") will typically be executive officers at the vice president or director level and other senior managers.

  RESTRICTED STOCK AWARDS.
    Grant of Restricted Stock Awards

    The Committee will determine for each Participant, based upon the recommendation of the CEO with respect to employees other than the CEO, the number of shares of Stock to be covered by each Restricted Stock Award. Prior to the issuance of shares of Stock to be covered by each Restricted Stock Award, the Participant will pay to Valassis an amount in cash equal to the par value of each such share.

    Restrictions

    Stock issued to a Participant of a Restricted Stock Award will be subject to the following restrictions ("Stock Restrictions"):

      Except as set forth in Sections 7.5 and 7.6, all of the Restricted Stock subject to an award will be forfeited and returned to Valassis and all rights of the Participant to such Restricted Stock will terminate without any payment or consideration by Valassis except for the return to the Participant of an amount equal to the par value of each share of such Restricted Stock, unless the Participant remains in the continuous employment of Valassis or Subsidiary for a minimum of one (1) year from the Date of Grant ("Restriction Period"). In the event of the forfeiture of the Restricted Stock, Valassis will have the certificate representing the Restricted Stock redelivered to it out of escrow.
      During the Restriction Period, none of the Restricted Stock may be sold, assigned, bequeathed, transferred, pledged, hypothecated or otherwise disposed of in any way by the Participant.
    Escrow Provisions

    All Restricted Stock issued to a Participant will be delivered to an escrow agent to be held by such escrow agent until the expiration of the Restriction Period.

    Rights As a Shareholder

    Except as set forth in 7.2(b), the grantee of a Restricted Stock Award will have all of the rights of a shareholder with respect to the Restricted Stock, including the right to vote the shares of Restricted Stock and to receive all dividends or other distributions of Valassis' assets made with respect to the Restricted Stock; provided, however, any shares or other assets received as the result of a stock dividend or split, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares or other similar event, shall be deemed Restricted Stock and subject to the provisions of Sections 7.2 and 7.3.

    Lapse of Restrictions and Termination of Escrow Upon Termination of Employment

    In the event of the termination of employment of a Participant during the Restriction Period by reason of death, total and/or permanent disability, retirement, discharge from employment other than a discharge for Cause, or voluntary termination by the employee for Good Reason, the Stock Restrictions will lapse, the escrow will terminate on the date of such termination and the Participant will receive the Restricted Stock Award.

    Lapse of Restrictions at Discretion of the Committee

  In accordance with Section 162(m) of the Code and the Regulations thereunder, the Committee may accelerate the Restriction Period or remove any or all Stock Restrictions if, in the exercise of its absolute discretion, it determines that such action is in the interests of Valassis.

  AWARD AGREEMENTS.

  Each Award will be evidenced by a written agreement, executed by the Participant and Valassis, which describes the conditions relating to the Restricted Stock, the lengths of the Restriction Period, and other such terms as the Committee may require, consistent with the provisions of the Plan, including such terms and conditions as may be required by applicable securities or other laws or by any securities exchange on which the Stock is listed.

  DILUTION AND OTHER ADJUSTMENTS.

  In the event of any change in the outstanding shares of Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee will make such adjustments, if any, as it, in its absolute discretion, deems equitable in the aggregate number or kind of shares of Stock which may be awarded under the Plan, each such adjustment to be conclusive and binding.

  DESIGNATION OF BENEFICIARY.

  A Participant may designate a beneficiary or beneficiaries, by written notice to Valassis, to receive, in the event of the death of the Participant, any payments remaining to be made to the Participant under the Plan. The Participant shall have the right to revoke any such designation and to redesignate a beneficiary or beneficiaries by written notice to Valassis to such effect. Such written notices shall be effective upon receipt by Valassis' Corporate Secretary. If the Participant dies without naming a beneficiary or if all the beneficiaries named by the Participant predecease the Participant, then any amounts remaining to be paid under the Plan shall be paid to the Participant's estate.

  WITHHOLDING OF TAXES.

  There will be deducted from each distribution under the Plan the amount of any tax required by any governmental authority to be withheld.

  EMPLOYMENT.

  Nothing in the Plan confers upon the Participant the right to continue in the employ of Valassis or any Subsidiary or shall interfere with or restrict in any way the rights of Valassis to discharge any Participant any time for any reason whatsoever, with or without cause.

  AMENDMENT OF THE PLAN.

  The Board of Directors may at any time and from time to time modify or amend the Plan, except that, unless approved by the shareholders of Valassis, (i) the maximum number of shares of Restricted Stock which may be issued under the Plan which may be awarded under the Plan may not be increased except pursuant to Section 9; (ii) the benefits accruing to Participants under the Plan may not be materially increased; or (iii) the requirements as to eligibility for participation in the Plan may not be materially modified. Any modification or amendment of the Plan will not, without the consent of a Participant, adversely affect his or her rights under a previously granted Award.

  TERMINATION OF THE PLAN.

  The right to grant Awards under the Plan will terminate upon the earlier of December 31, 2010, or the issuing of Stock equaling the maximum number of shares of Stock reserved under the Plan as set forth in Section 5.

  Thereafter, the function of the Committee will be limited to the administration of Awards previously granted. In addition, the Board of Directors has the right to suspend or terminate the Plan at any time or from time to time provided that no such action will, without the consent of a Participant, adversely affect his or her rights under a previously granted Award.

  SEPARABILITY.
      If any of the terms or provisions of this Plan conflict with the requirements of Section 162(m) of the Code, the Regulations thereunder or applicable law, then such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code, the Regulations thereunder or applicable law without invalidating the remaining provisions hereof.
      With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the plan administrators fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the plan administrators.
  APPLICABLE LAW.

The Plan will be administered in accordance with the laws of the State of Michigan, without reference to the principles of conflicts of laws.